UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 16, 2022

Clovis Oncology, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35347	90-0475355
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5500 Flatiron Parkway, Suite 100 Boulder, Colorado	80301
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 625-5000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock par Value $0.001 per Share	CLVS	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Debtor-in-Possession Financing

As previously disclosed, on December 11, 2022, Clovis Oncology, Inc. (the “Company”) and certain of its subsidiaries (such subsidiaries, together with the Company, the “Debtors”) filed voluntary petitions (the “Bankruptcy Petitions”) under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware (such court, the “Court” and such cases, the “Cases”).

On December 16, 2022, after the filing of the Bankruptcy Petitions and in lieu of the debtor-in-possession financing disclosed in the Company’s Form 8-K filed on December 13, 2022, the Company, TOP IV TALENTS, LLC and TAO TALENTS, LLC (such entity, together with TOP IV TALENTS, LLC, the “DIP Lenders”) entered into a commitment letter (together with all exhibits and schedules thereto, the “Commitment Letter”), pursuant to which, and subject to the satisfaction of the applicable conditions precedent contained therein, the DIP Lenders (also being the lenders under the Prepetition Financing Agreement (as defined below) and affiliates of Sixth Street Partners LLC) committed to provide the Company with a debtor-in-possession term loan credit facility in an aggregate principal amount of up to $75,000,000 (the “DIP Credit Facility”) pursuant to the summary of terms and conditions set forth in Annex B to the Commitment Letter (including all exhibits and schedules thereto, the “DIP Term Sheet”) and the definitive documentation referred to therein. Subject to the satisfaction of certain other conditions precedent to drawing as set forth in the DIP Term Sheet, the DIP Credit Facility will be comprised of (i) $45,000,000 of new money term loans, which will be made available to the Debtors in two separate drawings described further below (the “New Money DIP Loans”) and (ii) $30,000,000 of existing Prepetition Financing Agreement Obligations (as defined below) under that certain Financing Agreement, dated as of May 1, 2019 (as amended, restated, amended and restated, supplemented, or otherwise modified from time to time prior to the Petition Date, the “Prepetition Financing Agreement” and the indebtedness and other obligations of the Debtors arising thereunder, the “Prepetition Financing Agreement Obligations”), by and among the Company, the other Debtors, as Guarantors, the lenders from time to time party thereto (the “Prepetition Lenders”), and Top IV SPV GP, LLC, as administrative agent, that will be converted on a dollar for dollar basis into the DIP Credit Facility, on the dates, and in the amounts, described below (the “Rolled Term Loans”). The New Money DIP Loans, subject to the satisfaction of other certain conditions precedent to drawing as set forth in the DIP Term Sheet, will be made available to the Debtors in two separate drawings as follows: (i) an initial draw of up to $30,000,000 (the “Initial Draw”) will be made available for drawing on the Monday after the entry of the Interim DIP Order (as defined in the DIP Term Sheet), which occurred on December 16, 2022, and (ii) a second draw of up to $15,000,000 will be made available for drawing following the Final Order Entry Date (as defined below), in each case, subject to the satisfaction (or waiver) of certain conditions precedent. On the date of the Initial Draw, $20,000,000 of Prepetition Financing Agreement Obligations will be converted into Rolled Term Loans. On the date of entry by the Court of an order authorizing and approving (among other things) the DIP Credit Facility on a final basis (the “Final Order Entry Date”), $10,000,000 of Prepetition Financing Agreement Obligations will be converted into Rolled Term Loans. The DIP Credit Facility is expected to include, among other things, conditions precedent, representations and warranties, affirmative and negative covenants and events of default set forth in the DIP Term Sheet or that are otherwise customary for financings of this type including, covenants prohibiting the Debtors’ operating expense disbursements and capital expenditures from exceeding the DIP Budget, subject to certain permitted variances. Subject to the DIP Budget, DIP Cash Flow Forecast (as defined in the DIP Term Sheet), and permitted variances, proceeds of the DIP Credit Facility may be used for the Debtors’ working capital needs, including to fund the costs of the administration of the Cases and to pay professional fees and expenses; provided that the Rolled Term Loans shall solely be used to effectuate the conversion of Prepetition Financing Agreement Obligations into the DIP Credit Facility as set forth above. In addition, the Debtors (and their subsidiaries) shall be subject to prohibitions on certain uses of the proceeds of the DIP Credit Facility and/or cash collateral, which are usual and customary for a debtor-in-possession financing of this type. In connection with the foregoing the Prepetition Lenders under the Prepetition Financing Agreement consented to the use of cash collateral of the holders of Prepetition Financing Agreement Obligations in connection with the Cases as more fully set forth in the Interim DIP Order and the DIP Term Sheet.

The foregoing description of the Commitment Letter does not purport to be complete and is qualified in its entirety by reference to the DIP Term Sheet, a copy of which is filed as Exhibit 10.1 hereto and incorporated by reference herein.

Cautionary Note Regarding Forward-Looking Statements

This Form 8-K includes statements that are, or may be deemed, “forward-looking statements.” In some cases, these forward-looking statements can be identified by the use of forward-looking terminology, including the terms “believes,” “estimates,” “anticipates,” “expects,” “plans,” “intends,” “may,” “could,” “might,” “will,” “should,” “approximately” or, in each case, their negative or other variations thereon or comparable terminology, although not all forward-looking statements contain these words. These forward-looking statements reflect the current beliefs and expectations of management made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. We caution you that forward-looking statements are not guarantees of future performance and that our actual results of operations, financial condition and liquidity and the development of the industry in which we operate may differ materially from the forward-looking statements contained herein. Any forward-looking statements that we make in this Form 8-K speak only as of the date of such statement, and we undertake no obligation to update such statements to reflect events or circumstances after the date of this Form 8-K or to reflect the occurrence of unanticipated events. The Company’s forward-looking statements in this Form 8-K include, but are not limited to, statements about the Company’s plans to sell its assets pursuant to Chapter 11 of the U.S. Bankruptcy Code and the timing of such sales and ability to satisfy closing conditions; the Company’s intention to continue operations during the Chapter 11 case; the Company’s belief that the sale process will be in the best interest of the Company and its stakeholders; and other statements regarding the Company’s strategy and future operations, performance and prospects among others. These forward-looking statements are based on current expectations and beliefs concerning future developments and their potential effects. There can be no assurance that future developments affecting the Company will be those anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the Company’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, the risks associated with the potential adverse impact of the Chapter 11 filings on the Company’s liquidity and results of operations; changes in the Company’s ability to meet its financial obligations during the Chapter 11 process and to maintain contracts that are critical to its operations; the outcome and timing of the Chapter 11 process and any potential asset sale; the effect of the Chapter 11 filings and any potential asset sale on the Company’s relationships with vendors, regulatory authorities, employees and other third parties; possible proceedings that may be brought by third parties in connection with the Chapter 11 process or the potential asset sale; uncertainty regarding obtaining Court approval of a sale of the Company’s assets or other conditions to the potential asset sale; and the timing or amount of any distributions, if any, to the Company’s stakeholders.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description

10.1	DIP Term Sheet

104	The cover page from Clovis Oncology, Inc.’s Current Report on Form 8-K is formatted in iXBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 19, 2022

CLOVIS ONCOLOGY, INC.

	By:	/s/ Paul Gross
		Name:	Paul Gross
		Title:	Executive Vice President and General Counsel